ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
(the “Trust”)
AZL MVP BlackRock Global Strategy Plus Fund
(the “Fund”)

Supplement dated November 15, 2019
 to the Prospectus dated April 29, 2019, as supplemented

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective November 15, 2019, the Fund Summary sections for the AZL MVP BlackRock Global Strategy Plus Fund, at pages 39-44 of the prospectus, are deleted in their entirety and replaced with the following:

AZL® MVP GLOBAL BALANCED INDEX STRATEGY FUND (FORMERLY AZL® MVP BLACKROCK GLOBAL STRATEGY PLUS FUND)
Investment Objective
The Fund seeks long-term capital appreciation with preservation of capital as an important consideration.
Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses*	0.03%
Acquired Fund Fees and Expenses(1)*	0.68%

Total Annual Fund Operating Expenses*	0.81%

(1) Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to   the ratios of expenses to average net assets shown in the Financial Highlights table.
*	Expenses have been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$257	$447	$996
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
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Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund is a fund of funds that, under normal market conditions, seeks to achieve its investment objective primarily by investing in a combination of three underlying funds:
FUND	TARGET ALLOCATION
• AZL Enhanced Bond Index Fund	47.5%
• AZL MSCI Global Equity Index Fund	42.5%
• AZL MSCI Emerging Markets Equity Index Fund	5%
In addition, under normal market conditions, the Fund will allocate approximately 5% of its assets to the MVP risk management process, described below.
These target allocations represent the Fund’s long-term strategic asset allocation, which is not expected to change under normal market conditions. The investment results of the underlying funds will vary. As a result, the Manager monitors the actual allocations to the underlying funds daily and periodically adjusts the actual allocations to attempt to achieve the target allocation. Generally, the Manager will seek to maintain the underlying fund target allocations using the cash flows that result from shareholders buying or selling shares in the Fund. However, if cash flows were insufficient to maintain the target allocations, the Manager would then buy or sell underlying funds as necessary to attempt to return the Fund to the target allocations. Generally, the actual allocations will not be more than 10% above or below the targets.
The AZL Enhanced Bond Index Fund, which is subadvised by BlackRock Financial Management, Inc., seeks to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. Under normal circumstances, it invests in a combination of securities with an overall weighting close to the capitalization weights of its Index. Under normal market conditions, it invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Further, under normal circumstances, it invests at least 80% of the value of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in its Index.
The AZL MSCI Global Equity Index Fund, which is subadvised by BlackRock Investment Management, LLC, seeks to match the performance of the MSCI World Index as closely as possible. Under normal circumstances, it generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of its Index and in depositary receipts representing securities of its Index.
The AZL MSCI Emerging Markets Equity Index Fund, which is subadvised by BlackRock Investment Management, LLC, seeks to match the performance of the MSCI Emerging Markets Index as closely as possible. It generally invests at least 90% of its net assets in the securities of its Index and in depositary receipts representing securities in its Index. It may invest the remainder of its assets in other securities, including securities not in its Index, but which the subadviser believes will help it track its Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to its Index, as well as cash and cash equivalents.
Under normal market conditions, the Fund will allocate approximately 95% of its assets to the underlying funds described above, and approximately 5% of the Fund’s assets may be invested in equity and/or fixed income futures, such as S&P 500 Index futures and U.S. Treasury futures, which generally are liquid. The futures strategy, called the MVP risk management process, seeks to reduce the volatility of the Fund. Volatility refers to the amount by which the price of an investment can change over a period of time. High volatility indicates that the price has changed significantly, up or down, over a short time period; lower volatility indicates that the price is not changing dramatically, but at a steady pace over a period of time. Generally, higher volatility is considered to be more risky.
The goal of the MVP process is to achieve Fund volatility at or below 10% on an annualized basis over a full business cycle by either increasing or decreasing the exposure to equities over time. The Fund seeks to accomplish this primarily by selling equity index futures when markets experience heightened volatility, and by buying equity index futures when markets experience normal or lower levels of volatility. Futures provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to the underlying funds. As a result, the MVP process could cause the equity exposure of the Fund to fluctuate significantly but it will generally not be lower than 10%. The MVP process would generally not reduce equity exposure during periods of moderate and low market volatility but during periods of extreme market volatility the MVP process could result in Fund equity exposure that is significantly lower than 10%.
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Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject. If changes occur in the Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•
Allocation Risk – The risk associated with the Manager’s decisions regarding how the Fund’s assets should be allocated among the various underlying funds and to futures, which could cause the Fund to underperform other funds with similar investment objectives. There can be no guarantee that investment decisions made by the Manager will produce the desired results. Further, because the Manager has limited discretion to change the underlying fund allocations or futures allocations under normal market conditions, the Fund might underperform comparable funds of funds for which the fund’s manager has such discretion to adjust allocations.

•
Futures Risk – Because the Fund may utilize futures pursuant to its MVP risk management process, the Fund also is subject to derivatives risk, including risks related to futures. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of futures may also be related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, futures on highly volatile indices, securities, currency, or other assets may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. Further, in some market conditions the Fund may either underperform or outperform as a direct result of the MVP process. The Fund may, for example, outperform in downward trending markets when volatility is high (and the equity allocation low) and underperform in upward trending markets when volatility is high (and the equity allocation low).

•
Quantitative Investing Risk – The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. The MVP risk management process uses quantitative analysis.

•
Fund of Funds Risk – The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

In addition, the Fund bears the investment risks of the investments of the Underlying Funds. The principal risks of the Underlying Funds are:
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – If an Underlying Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Leveraging Risk – An Underlying Fund may engage in certain kinds of transactions, including the use of derivatives that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on a Fund’s earnings.
•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. AZL-005-0519 Page 3 of 6

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Underlying Fund’s returns.
•	Private Placed Securities Risk – An Underlying Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Portfolio Turnover – An Underlying Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.
•
Index Fund Risk – An Underlying Fund does not attempt to manage market volatility or reduce the effects of poor performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Sovereign Debt Risk –  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Focused Investments Risk – Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•
Asset-Backed Securities Risk – Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance, the MSCI World Index. The Fund’s performance also is compared to the returns of the MSCI Emerging Markets Index, the Bloomberg Barclays U.S. Aggregate

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Bond Index, and the Global Balanced Composite Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. The Global Balanced Composite Index: 45% MSCI World Index, 5% MSCI Emerging Markets Index, and 50% Bloomberg Barclays U.S. Aggregate Bond Index.
Prior to November 15, 2019, the Fund was known as the AZL MVP BlackRock Global Strategy Plus Fund, and its investment objective and principal investment strategies were different. The performance of the Fund previously was compared to the FTSE World Index, as well as the S&P 500 Index, the FTSE World (ex U.S.) Index, the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, the FTSE (Non-USD) World Government Bond Index and a Balanced Reference Benchmark (consisting of 30% of the S&P 500 Index; 20% FTSE World (ex U.S.) Index; 30% ICE BofA Merrill Lynch Current 5-year U.S. Treasury Index; and 20% FTSE (Non-USD) World Government Bond Index). The prior comparison indexes are shown in the table below for your reference. The comparison indexes were changed to better reflect the Fund’s new investment objective and principal investment strategies.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table
Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2013)	4.89%
Lowest (Q3, 2015)	-6.23%
Average Annual Total Returns

One Year Ended December 31, 2018	Five Years Ended December 31, 2018	Since Inception (1/10/2012)
AZL® MVP Global Balanced Index Strategy Fund	-5.77%	1.77%	4.16%
MSCI World Index*	-8.20%	5.14%	9.37%
MSCI Emerging Markets Index*	-14.25%	2.03%	3.10%
Bloomberg Barclays U.S. Aggregate Bond Index*	0.01%	2.52%	2.12%
Global Balanced Composite Index*	-4.17%	3.84%	5.57%

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One Year Ended December 31, 2018	Five Years Ended December 31, 2018	Since Inception (1/10/2012)
FTSE World Index*	-8.77%	4.91%	8.91%
S&P 500 Index*	-4.38%	8.49%	12.30%
FTSE World ex U.S. Index*	-13.81%	1.08%	5.29%
ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index*	1.46%	1.42%	1.00%
FTSE (Non-USD) World Government Bond Index*	-1.82%	0.28%	-0.13%
Balanced Reference Benchmark*	-3.71%	3.44%	5.18%
*	Reflects no deduction for fees, expenses, or taxes.
Management
Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.
The Fund’s portfolio managers are: Brian Muench, CFA, president of the Manager and portfolio manager, since January 2012, Mark Glad, portfolio manager, since April 2013, and Brian Mong, CFA, portfolio manager, since October 2016.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 62 in this prospectus.

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